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                                                                   EXHIBIT 10.19
                               LICENSE AGREEMENT


This License Agreement, the "Agreement," Number PL2028, with an "Effective Date" of November 30, 1997, is made by and between Artisan Components, Inc., a California corporation, with its principal place of business at 1195 Bordeaux Drive, Sunnyvale, California 94089 (hereinafter referred to as "Artisan Components") and Taiwan Semiconductor Manufacturing Company Ltd., duly incorporated under the laws of the Republic of China and having its registered office at N. 121, Park Ave. 3, Science-Based Industrial Park, Hsin-Chu, Taiwan, R.O.C. (hereinafter referred to as "Licensee").


  1.   DEFINITIONS

  1.1 "AFFILIATE" means any corporation or other business entity during the term of this Agreement in which, but only for so long as, Licensee owns or controls directly or indirectly, at least 50% of the outstanding stock or other voting rights entitled to elect directors; provided, however, that in any country where the local law does not permit equity participation of at least 50%, then Affiliate will include any company in which Licensee owns or controls, directly or indirectly, the maximum percentage of such outstanding stock or voting rights permitted by law.

  1.2 "COMPETITOR OF ARTISAN COMPONENTS" means any company or entity that develops and/or markets for commercial purposes standard cells, I/O cells and/or embedded memories.

  1.3 "DESIGN" means any integrated circuit, integrated circuit mask, silicon wafer, design database or graphical representation of a design database containing representations of Licensed Products or designed with data from Licensed Products from Artisan Components in any of its various formats, including but not limited to: circuit schematics, ASCII or binary data, logic diagrams, simulations models, physical layout, hardware description languages, timing characteristics and netlists.

  1.4 "DESIGN DATA AND TECHNIQUES" means the Artisan Components supplied data, circuit and logic elements, libraries, architectures, and technical information incorporated in the Licensed Products and Documentation, and employed in the process of creating Designs.

  1.5 "INTERNAL USE DOCUMENTATION" means the Internal Use Documentation listed in Appendix A.

  1.6 "LIC/WAFER" shall mean any single integrated circuit die and/or piece of silicon wafer manufactured Using all or any portion of the Licensed Products and/or any derivative work extension, enhancement or modification of Licensed Products made by or for Licensee. Without limiting the foregoing, LIC/Wafer includes all silicon wafer manufactured by or for Licensee which wafer includes
(a) any placed and routed standard cells from the Licensed Products or (b) any other portions or representations of any of the Licensed Products.

  1.7 "LICENSED PRODUCTS" means the data and/or software and related documentation set forth in Appendix A and Updates thereto, whether in object code, reconfigurable binary, ASCII

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data, binary data or any other form. Licensed Products includes Physical Views,
Models and User Documentation and Internal Use Documentation. Appendix A defines the specifications, deliverables, and the delivery schedule of the Licensed Products.

  1.8 "LICENSED SITE(S)." Appendix A defines the site(s) that will be licensed to Use the Licensed Products.

  1.9 "LICENSEE"S MANUFACTURING SITE(S)" means manufacturing facilities for integrated circuits/silicon wafer owned or controlled by Licensee, and third party owned manufacturing facilities for integrated circuits/silicon wafer to the extent they are under contract to Licensee for manufacturing integrated circuits/silicon wafer.

  1.10 "MODELS AND USER DOCUMENTATION" means the library element timing, simulation models, logical symbols, floor planning abstracts and related documentation.

  1.11 "PHYSICAL VIEWS" means the library element physical design and related documentation, whether in object code, reconfigurable binary, ASCII data, binary data, or any other form as identified in Appendix A. If any of the Licensed Products consist of standard cells and/or I/O cells, then as identified in Appendix A, Physical Views will include any such schematics and netlists for such standard cells and I/O cells as identified in Appendix A.

  1.12 "REVENUE" means all [***Redacted] received by Licensee for all [***Redacted] Licensee. Revenue shall accrue to Licensee for purposes of this Agreement [***Redacted] upon the earlier of (i) receival of payments from Licensee's customers of [***Redacted], or (ii) the date Licensee invoices its customers for [***Redacted]. (If [***Redacted] are manufactured in [***Redacted], the Revenue shall accrue for any such [***Redacted] upon the date of receiving the [***Redacted] for the [***Redacted].

  1.13 "UPDATE(S)" means a derivative work extension, enhancement or modification of a Licensed Product made by or for Artisan Components, which Artisan Components in its sole discretion releases to its licensees free of charge. Updates shall not include any new or additional features, enhancements, or options which increase the basic functionality of the Licensed Product for which Artisan Components charges a separate or additional fee.

  1.14 "USAGE, USING, USE OR USED" means the transmitting, processing, storing, designing with or displaying of any portion of the Licensed Product through the use of computer and/or video equipment and/or utilizing Models and User Documentation, in each case solely for the purpose of designing LIC/Wafers and manufacturing LIC/Wafers at Licensee"s Manufacturing Site(s). "Usage, Using, Use or Used" also includes the [***Redacted] delivered as part of the Licensed Product(s), solely for the purpose of [***Redacted] and [***Redacted] at [***Redacted]; provided, however, that although Licensee shall have a license to [***Redacted] in accordance with this Agreement, Licensee acknowledges that the Licensed Products being licensed hereunder are [***Redacted] in a [***Redacted] to [***Redacted]. Except as set forth above, "Usage, Using, Use or Used" [***Redacted] include the

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treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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[***Redacted] of [***Redacted] of the [***Redacted] and [***Redacted] the
Licensed Products are granted to Licensee under this Agreement.

  2. LICENSE GRANT, RESTRICTED USE, DEVELOPMENT AND DELIVERY OF THE LICENSED PRODUCTS, AND ADDITIONAL COPIES

  2.1 Subject to the terms and conditions stated herein, Artisan Components grants to Licensee a non-transferable (except as specifically set forth herein), non-sublicenseable (except as specifically set forth herein), non-exclusive, royalty-bearing, worldwide (subject to applicable export laws), unlimited (in accordance with all the terms and conditions herein) license to Use the Licensed Product(s) and to reproduce the Licensed Products for internal distribution at the Licensed Sites(s) and for distribution of the Models and User Documentation and Physical Views as set forth in Section 2.2.

  2.2 Subject to the terms and conditions stated herein, Artisan Components grants to Licensee a non-transferable (except as specifically set forth herein), non-exclusive, royalty-bearing, worldwide (subject to applicable export laws), unlimited (in accordance with all the terms and conditions herein) license to distribute the Models and User Documentation and Physical Views as follows:

      (a) Licensee may [***Redacted] to [***Redacted] as needed to [***Redacted]; provided, that any such entity [***Redacted].

      (b) Licensee may distribute the [***Redacted] to [***Redacted] as needed to [***Redacted]; provided, that (i) Licensee identifies such recipient entities as per Section 7.3, (ii) any such entity is [***Redacted] and
      (iii) such disclosure and distribution of the [***Redacted] is made only to entities who are under an NDA/agreement with Licensee which provides at a minimum for the following protection: (A) a confidentiality provision sufficient to protect the [***Redacted] from [***Redacted]; and (B) a restricted use provision that is sufficient to limit use of the [***Redacted] for the [***Redacted].

  Except as specifically set forth above, none of the Licensed Products, including but not limited to the Internal Use Documentation, may be disclosed to third parties or distributed outside of Licensed Site(s).

  2.3 Artisan Components shall use reasonable efforts to complete the delivery of the Licensed Products according to the schedule as provided in the Appendix
A. Licensee may proceed with a mutually agreed upon Quality Assurance Procedure to the Licensed Products delivered by Artisan Components in order to ascertain that the Licensed Products are in material conformance with the specifications as provided in the Appendix A. If the Licensed Products delivered by Artisan Components fail to conform with such Quality Assurance Procedure conducted by Licensee and Licensee identifies any such deficiencies during the [***Redacted] day period following delivery of the Licensed Products, Artisan Components shall be responsible for necessary revisions to meet the specifications as provided in the Appendix A.


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  2.4 Licensee acknowledges and agrees that: (a) unauthorized reproduction, modification, electronic transfer or other Use of Licensed Product(s) which is not expressly authorized by this Article 2 is a breach of a material obligation of this Agreement; and (b) in the event that unauthorized copies of Licensed Product(s) are made and/or Used by Licensee or its personnel, and Artisan Components elects not to terminate this Agreement pursuant to Article 9, Licensee shall by virtue of such act(s) be deemed to order and accept a license for and shall pay Artisan Components the list price and applicable royalties and support fees for each such unauthorized production, electronic Use, other unauthorized Use, or transfer of Licensed Products. These fees shall be Artisan Components' published list prices and applicable royalties and support fees existing on the date such unauthorized use first occurred. License Fees, support fees and previously accrued royalties shall be due, for purposes of Article 7, [***Redacted] days following discovery by Artisan Components of such unauthorized use.

  2.5 Prior to disposing of any machines, software media (e.g. disks or backup records) or other similar apparatus, Licensee shall erase or otherwise destroy any Licensed Product(s) or portion thereof contained on such media or stored in such apparatus.

  2.6 In the event that Artisan Components reasonably deems itself insecure with respect to Licensee's compliance with the foregoing provisions, Licensee shall, within ten (10) days of written notification provide written certification by a duly authorized officer of the compliance with the terms of this Article 2 to Artisan Components.

  2.7 If Licensee distributes the Models and User Documentation and/or Physical Views, as authorized herein, to an agency, department, or other entity of the United States Government ("Government"), the Government's use, reproduction, release, modification, disclosure or transfer of the Licensed Products, or of any related documentation of any kind, including technical data, is restricted in accordance with Federal Acquisition Regulation ("FAR") 12.212 for civilian agencies and Defense Federal Acquisition Regulation Supplement ("DFARS")
227.7202 for military agencies. The Licensed Products are commercial. The use of the Licensed Products by any Government agency, department, or other entity of the Government, is further restricted in accordance with the terms of this Agreement, or any modification hereto. Licensee will affix the following legend before delivery to the Government of each of the Models and User Documentation and/or Physical Views to be delivered to the Government:

     Use, duplication, reproduction, release, modification, disclosure or transfer of this commercial product and accompanying documentation, is restricted in accordance with FAR 12.212 and DFARS 227.7202, and by a license agreement.

     Contractor/manufacturer is: Artisan Components, Inc., 2077 Gateway Place, #300, San Jose, California 95110.

  2.8 Licensee shall indemnify, defend and hold harmless Artisan Components from and against any and all claims, losses, damages and liabilities arising out of or in connection with (i) Licensee's use of the Licensed Products which is not strictly in accordance with this Agreement;

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the manufacture, use or sale of LIC/Wafers which is not strictly in accordance with this Agreement; (ii) Licensee's negligence or willful misconduct; or (iii) any derivative work extension, enhancement or modification of Licensed Products made by Licensee.

  2.9 During the term of this Agreement, Artisan Components will not distribute the Licensed Products in the exact form as [***Redacted] to any third parties unless (i) the third parties are under an NDA with Licensee; (ii) Licensee gives its consent to such disclosure, or (iii) such third parties are an independent contractor or agent of Artisan Components, under an obligation of confidentiality and the distribution to such third party is to help/assist Artisan Components in performing under this Agreement. Notwithstanding the foregoing, nothing herein shall be construed as prohibiting or constraining Artisan Components from developing or distributing the Licensed Products [***Redacted] to and for any other party, even if such Licensed Products are the same as the Licensed Products hereunder but for [***Redacted].

  3.  SUPPORT CONDITION, SILICON DEBUGGING AND PRODUCT ENGINEERING

  3.1 Artisan Components will provide Licensed Product support via email and facsimile to one Licensed Site, as is deemed reasonable by Artisan Components at [***Redacted] for a period of [***Redacted] after delivery of the Licensed Products to a common carrier as provided in Section 5.3. Such support is conditioned upon Licensee identifying no more than [***Redacted] technical support contacts at any one time for purposes of receiving and seeking technical support from Artisan Components hereunder. Except as set forth in Section 3.3, Licensee acknowledges and agrees that [***Redacted] for or relating to any [***Redacted], to the Licensed Products [***Redacted], including [***Redacted].

  3.2 The design and verification techniques for the Licensed Products used by Artisan Components depend on the accuracy of models, flows and design tools; some of which are provided by Artisan Components' licensees and their target foundries. Due to practical limits on the accuracy of these models, flows and design tools, the fabricated silicon behavior may not always agree with that predicted. In these cases, Artisan Components will assist the Licensee in silicon debugging and product engineering at Artisan Components [***Redacted] plus applicable expenses. Silicon debugging and product engineering do not fall under the support provisions set forth in Section 3.1 above.

  3.3 Artisan Components will provide Licensee with technical information relating to the development of the [***Redacted] as Artisan Components [***Redacted] to [***Redacted] [***Redacted] as authorized hereunder, and [***Redacted] of [***Redacted] provides to [***Redacted]. Any such technical information shall be considered part of the Licensed Products and subject to the terms and conditions hereunder.

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treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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  4.  TERM

  This Agreement is effective from its execution by Licensee and Artisan Components and shall remain in full force and effect for a period of twenty (20) years, unless earlier terminated as provided in Article 9 below.

  5.  ORDER, CHANGES AND DELIVERY TERMS

  5.1 All orders for Licensed Products submitted by Licensee will be initiated by Licensee's written purchase orders sent to Artisan Components and requesting a delivery date during the term of this Agreement. All Licensed Products provided to Licensee by Artisan Components during the term of this Agreement will be subject to the terms and conditions of this Agreement. Except as otherwise agreed in writing signed by an officer of Artisan Components, nothing contained in any purchase order submitted by Licensee pursuant to this Agreement will in any way modify, delete or add any terms or conditions to said purchases and licenses, and Licensee hereby waives such purchase order provisions.

  5.2 Changes to the scope of work either requested by and/or necessitated by Licensee's specifications will be evaluated for both schedule and cost impact. The Licensee will be asked to complete an Engineering Change Order Request Form, an "ECO," and submit it to Artisan Components for review. If after review by Artisan Components, it is determined that both the schedule and/or quoted sales prices must change to accommodate the ECO, Artisan Components will notify the Licensee in writing on Artisan Component's ECO Response Form of any such schedule and/or price changes. Licensee must provide written acceptance or refusal of the new schedule and/or costs within [***Redacted] days of having been so notified. Failure to do so will cause Artisan Components to proceed with the project as if the Licensee's ECO Request Form had never been received. Sample ECO Request and ECO Response Forms are attached as Exhibits A and B.

  5.3 Artisan Components shall deliver the Licensed Product(s) to a common carrier specified by Licensee, F.O.B. Origin, freight prepaid and billed or as otherwise mutually agreed in writing.

  6.  TITLE

  Subject to the licenses granted herein, Artisan Components and its licensors retain all of their right, title and interest in and to the Licensed Product(s) and all patent rights, trademarks, trade secrets, copyrights, mask work rights and all other proprietary rights therein or relating thereto. Except for the licenses granted in Article 2, no other grants of licenses or rights to Licensee shall be implied from the provisions stated herein.

  7.  PAYMENT TERMS AND TAXES

  7.1 Except to the provisions of Section 12.3 below, all deposits submitted by Licensee to Artisan Components shall be non-refundable and noncreditable.


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  7.2 Unless otherwise mutually agreed in writing, with respect to Licensed
Products ordered under this Agreement as of the Effective Date or through placement of a purchase order, Licensee shall pay to Artisan Components the license fee(s) set forth in Appendix B ("License Fees") in accordance with the payment schedule set forth in Exhibit B. The foregoing provisions of this
Section 7.2 shall not limit the provisions of Section 2.3 above. Except to the provisions of Section 12.3 below, License Fees are nonrefundable and noncreditable. Licensee also shall pay to Artisan Components all amounts set forth in Section 2.4(b) with respect to unauthorized Use of Licensed Product(s) and/or Section 2.7 with respect to additional copies of the Licensed Products, if any, licensed by Licensee under Section 2.7 above.

  7.3 Within [***Redacted] days after the end of each calendar quarter, Licensee further shall compute and, if any, pay to Artisan Components the running royalties set forth in Appendix B with respect to Revenue [***Redacted] that accrued in such calendar quarter, and shall submit to Artisan Components with such royalty payment a report stating royalties payable hereunder for such calendar quarter and the [***Redacted] in such quarter. The provision of the foregoing royalty report (including the name and address of any [***Redacted] that receive any of the [***Redacted]) is a material condition of this Agreement and must be provided each quarter, even if royalties are not payable for such quarter. Artisan Components agrees to keep confidential the list of [***Redacted] provided above. Artisan Components agrees to give Licensee notice prior to [***Redacted] for purposes of investigating or questioning the [***Redacted] improper use of any Licensed Product [***Redacted].

  7.4 All invoices will be mailed to the address in the applicable Licensee purchase order, or if not so specified in the purchase order or otherwise provided by Licensee, to the address for notice set forth in this Agreement.

  7.5 Any and all amounts payable hereunder shall be made in United States Dollars, and do not include any government taxes (including without limitation sales, use, excise, and value added taxes) or duties imposed by any governmental agency that are applicable to the export, import, or purchase of the Products (other than taxes on the net income of Artisan Components), and Licensee shall bear all such taxes and duties. When Artisan Components has the legal obligation to collect and/or pay such taxes, the appropriate amount shall be added to Licensee's invoice and paid by Licensee, unless Licensee provides Artisan Components with a valid tax exemption certificate authorized by the appropriate taxing authority.

  7.6 All payments by Licensee specified hereunder are expressed as net amounts and shall be made free and clear of, and without reduction for, any withholding taxes. Any such taxes which are otherwise imposed on payments to Artisan Components shall be the sole responsibility of Licensee. If any applicable law requires Licensee to withhold amounts from any payments to Artisan Components hereunder, (i) Licensee shall effect such withholding, remit such amounts to the appropriate taxing authorities and promptly furnish Artisan Components with tax receipts evidencing the payments of such amounts, and (ii) the sum payable by Licensee upon which the deduction or withholding is based shall be increased to the extent necessary to ensure that, after

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such deduction or withholding, Artisan Components receives and retains, free from liability for such deduction or withholding, a net amount equal to the amount Artisan Components would have received and retained in the absence of such required deduction or withholding.

  7.7 With respect to License Fees, royalties and other amounts which are payable to Artisan Components under this Agreement, Licensee shall keep complete and accurate books and records. Without limiting the generality of the foregoing, such books and records will include (a) the [***Redacted] for [***Redacted], (b) the number of [***Redacted] by calendar quarter, and the [***Redacted] for [*** Redacted], and (c) all data and supporting calculations used by Licensee to compute the royalties payable by Licensee to Artisan Components for each calendar quarter. These records shall be retained for a period of [***Redacted] from the date of payment, notwithstanding the expiration or termination of this Agreement. Licensee agrees to permit its books, records to be examined by an independent CPA firm selected by Artisan Components, subject to reasonable confidentiality provisions, [***Redacted] during normal business hours, to verify the accuracy of the License Fees, royalties and other amounts paid to Artisan Components under this Agreement. Prompt adjustment shall be made by Licensee corresponding to the net amount of any underpayment of any and all License Fees, royalties and other amounts disclosed by such examination. If such an examination reveals an underpayment of more than [***Redacted], then Licensee shall promptly reimburse Artisan Components for the cost of such examination. The independent CPA to be selected by Artisan Components will be either:

  (i) any one or more of the following CPA firms or any of their successor entities: Arthur Anderson; Ernst & Young/KPMG Peat Marwick; Coopers & Lybrand/Price Waterhouse; or Deloitte Touche; and/or

  (ii) any other mutually agreed upon CPA firm.

  7.8 If any currency conversion shall be required in connection with the calculation of amounts payable under this Agreement, such conversion shall be made using the selling exchange rate for conversion of the foreign currency into U.S. Dollars, quoted for current transactions reported in The Wall Street Journal for the last business day of the calendar quarter to which such payment pertains.

  8.   EXPORT RESTRICTIONS

  This Agreement, the Licensed Product(s), LIC/Wafers, and the rights granted hereunder are subject to any and all laws, regulations, orders or other restrictions relative to export, re-export or redistribution of the Licensed Product(s) that may now or in the future be imposed by the government of the United States or foreign governments. Licensee agrees to comply with all such applicable laws and regulations.

  9.   TERMINATION

  9.1 Artisan Components shall have the right, in its sole discretion, to terminate this Agreement and the licenses granted hereunder, upon the occurrence of any of the following events: (a) the failure or neglect of Licensee to pay Artisan Components any sums or amounts due

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hereunder in a timely manner where such delinquency is not fully corrected within thirty (30) days of Artisan Components' written demand; or (b) the failure or neglect of Licensee to observe, keep, or perform any of the material covenants, terms or conditions of this Agreement where such non-performance is not fully remedied by Licensee within thirty (30) days of Artisan Components' written demand; or (c) any breach of Section 2.1, 2.2 or 2.4 hereof (effective immediately upon written notification, at Artisan Components' option); or (d) the filing of a petition for Licensee's bankruptcy which is not discharged within sixty (60) days, whether voluntary or involuntary, or an assignment of Licensee's assets made for the benefit of creditors, or the appointment of a trustee or receiver to take charge of Licensee's business for any reason, or Licensee becoming insolvent or ceasing to conduct business in the normal course.

  9.2 Licensee shall have the right, in its sole discretion, to terminate this Agreement upon the occurrence of any of the following events: (a) Artisan Components' material breach of this Agreement and failure to cure such breach within 60 days after receipt of notice from Licensee; or (b) the filing of a petition for Artisan Components' bankruptcy which is not discharged within sixty
(60) days, whether voluntary or involuntary, or an assignment of Artisan Components' assets made for the benefit of creditors, or the appointment of a trustee or receiver to take charge of Artisan Components' business for any reason, or Artisan Components becoming insolvent or ceasing to conduct business in the normal course.

  9.3 The provisions of Articles 2.9, 6, 7, 8, 10, 11,12, 13, 14, 15, 16, 17,
18, 19, 20, 21 and 22 and Sections 9.2, 9.4 and 9.5 shall survive the expiration or any termination of this Agreement.

  9.4 Upon the effective date of termination, Licensee shall cease to Use and shall either destroy or return to Artisan Components all of the Licensed Products, LIC/Wafers in Licensee's possession or under Licensee's control, Documentation, and copies thereof, together with Licensee's written certification by a duly authorized officer, that the Licensed Product(s), LIC/Wafers in Licensee's possession or under Licensee's control, and Documentation and all copies thereof are no longer in Use and have been returned to Artisan Components or destroyed.

  9.5 Termination of this Agreement under this Section 9 shall be in addition to, and not a waiver of, any remedy at law or in equity available to either party arising from the other party's breach of this Agreement.

  10.  RIGHT TO DESIGN AND METHODS

  10.1 Licensee and Artisan Components agree that Licensee shall retain all of its ownership rights to Designs created or derived through the Use of the Licensed Product(s).

  10.2 Licensee and Artisan Components agree that Artisan Components shall retain all rights to Design Data and Techniques. Licensee agrees that Artisan Components will have the irrevocable right to use in the Licensed Product(s) any Licensee contribution or voluntarily disclosed information provided to Artisan Components in the course of its relationship with Licensee, except where such information has been appropriately marked or identified as Licensee confidential, in which case such information shall be subject to the restrictions of the appropriate Confidential Disclosure Agreement separately executed by the parties.

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have been filed separately with the Commission.

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  11.  WARRANTIES

  11.1 Artisan Components warrants and represents that the Licensed Products are and will be developed by Artisan Components and that to the best of its knowledge it has the right and authority to convey the Licensed Products as set forth herein. As Licensee's sole and exclusive remedy for any breach of this warranty, Artisan Components will indemnify Licensee in accordance with Section 12.

  11.2 PERFORMANCE WARRANTIES. Artisan Components also warrants for a period of [***Redacted] from the date of initial delivery that the Licensed Products in the form as delivered by Artisan Components shall be free from defects in media and shall substantially conform to the specifications set forth in the Documentation. Artisan Components does not warrant that the use of the Licensed Products will be uninterrupted or error free. Artisan Components' warranty obligations are void for any modified Licensed Products, but remain subject to this Section for the unmodified versions of Licensed Products (i.e., the versions of the Licensed Products as delivered by Artisan Components). Artisan Components does not warrant that the Licensed Products are intended or designed
                ---
for modification, including migration to other design rules, and Licensee agrees that any modifications to the Licensed Products shall be made by Licensee solely at its own risk and that Artisan Components' warranty obligations are void for any modified Licensed Products. In the event of any nonconformance of the Licensed Product, Licensee shall promptly notify Artisan Components in writing, and provide Artisan Components with evidence and documentation which reproduces the claimed error and resultant output from the execution or use of such code or data. Artisan Components' sole obligation and Licensee's exclusive remedy under this warranty shall be limited to use of its commercially reasonable efforts to correct such defects. Except as provided under a separate written valid support agreement between Licensee and Artisan Components, Artisan Components will not be under any obligation to provide Licensee with any Updates, releases or enhancements other than to remedy non-conformance under this warranty. Artisan Components' warranty obligations hereunder will not apply to failure by the Licensed Products to comply with the limited warranty herein due to accident, neglect, abuse, acts of God or misapplication, modifications by other than Artisan Components or due to models, flows, design tools or any other information provided by Licensee to Artisan Components hereunder. Further, any silicon debugging or product engineering provided by Artisan Components pursuant to Section 3.2 above is provided "AS IS." Notwithstanding anything to the contrary herein, Artisan Components will perform its services provided hereunder in a professional and workmanlike manner.

  11.3 NO FURTHER WARRANTIES. EXCEPT AS SPECIFICALLY SET FORTH IN THIS SECTION 11, ARTISAN COMPONENTS AND ITS LICENSORS DO NOT MAKE ANY EXPRESS, IMPLIED OR STATUTORY WARRANTIES, INCLUDING BUT NOT LIMITED TO THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, OR ARISING FROM A COURSE OF DEALING, TRADE USAGE OR TRADE PRACTICE.

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


  12.  PATENT AND COPYRIGHT INDEMNIFICATION

  12.1 DEFENSE OF SUITS. Artisan Components shall, at its own expense, defend or at its option, settle any claim, suit or proceeding brought by a third party against Licensee for direct infringement of any third party's valid trade secret or copyright, or any third party's valid patent issued in the U.S., Taiwan, Japan or the European Economic Community, by virtue of Licensee's authorized Use of any of the Licensed Products pursuant to the terms of this Agreement and shall pay any settlement amounts or damages finally awarded in such claim, suit or proceeding; provided that Licensee: (a) promptly notifies Artisan Components in writing of such claim, suit or proceeding, (b) gives Artisan Components sole control over the defense and/or settlement of such claim, suit or proceeding; and (c) reasonably cooperates and provides all available information, assistance and authority to defend or settle the claim, suit or proceeding. Artisan Components shall not be liable for any costs, expenses, damages or fees incurred by Licensee in defending such action or claim unless authorized in advance, in writing by Artisan Components.

  12.2 PROSECUTION OF SUITS. Any action to be brought to prevent or enjoin any third party from infringement of any patent, copyright or other proprietary rights of Artisan Components with respect to the Licensed Product(s) shall be brought exclusively by Artisan Components or Artisan Components' designee, in Artisan Components' sole discretion and as between Licensee and Artisan Components, at Artisan Components' sole cost and expense.

  12.3 INFRINGEMENT REMEDIES. If Licensed Product(s) is, or in Artisan Components' opinion is likely to become the subject of a claim, suit, or proceeding alleging infringement, Artisan Components may: (a) procure at no cost to Licensee, the right to continue Usage of the Licensed Product; (b) replace or modify the Licensed Product, at no cost to Licensee, to make it non-infringing, provided that substantially the same function is performed by the replacement of modified Licensed Product, or (c) if the right to continue Usage cannot be reasonably procured for Licensee or the Licensed Product cannot be replaced or modified to make it non-infringing, terminate the license of such Licensed Product, remove the Licensed Product and grant Licensee refund credit of any License Fees and/or royalties relating to the infringing Licensed Product as depreciated on a [***Redacted].

  12.4 NO OTHER OBLIGATIONS. The foregoing states Artisan Components' sole obligations and entire liability with respect to any claimed infringement of the Licensed Product(s) of any intellectual property or other rights of any third party.

  12.5 LICENSEE'S MODIFICATIONS. Notwithstanding any of the foregoing, Artisan Components shall have no liability for any claim, suit or proceeding of infringement to the extent it is based on any extensions, enhancements or modifications to the Licensed Product made by Licensee or optimizations/modifications made by Artisan Components to comply with Licensee's instructions and/or [***Redacted], and for which Licensee will indemnify Artisan Components as set forth in Section 2.9.

-------------
     *** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

  13.  LIMITATION OF LIABILITY

  13.1 LIMITATION ON DAMAGES. IN NO EVENT WILL ARTISAN COMPONENTS OR ITS LICENSORS OR SUPPLIERS BE LIABLE FOR ANY LOSS OR DAMAGE TO REVENUES, PROFITS, OTHER ECONOMIC LOSS OR GOODWILL OR COSTS OF REPLACEMENT GOODS OR SERVICES OR ANY OTHER SPECIAL, INCIDENTAL, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES OF ANY KIND, ARISING OUT OF OR RELATING TO THIS AGREEMENT, LICENSED INTEGRATED CIRCUITS, SILICON WAFER OR THE LICENSED PRODUCTS, OR RESULTING FROM ARTISAN'S PERFORMANCE OR FAILURE TO PERFORM PURSUANT TO THE TERMS OF THIS AGREEMENT OR RESULTING FROM THE FURNISHING, PERFORMANCE, DELAY IN DELIVERY, OR USE OR LOSS OF USE OF ANY LICENSED PRODUCTS OR OTHER MATERIALS DELIVERED TO LICENSEE HEREUNDER, HOWEVER CAUSED AND WHETHER BASED IN BREACH OF CONTRACT, BREACH OF WARRANTY, TORT (INCLUDING NEGLIGENCE) OR ANY OTHER THEORY OF LIABILITY. THE FOREGOING LIMITATIONS SHALL APPLY EVEN IF ARTISAN COMPONENTS HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY STATED HEREIN.

  13.2 MAXIMUM LIABILITY. Artisan Components and its licensors' and suppliers' aggregate liability to Licensee under any provision of this Agreement shall be limited to the License Fees, and royalties actually paid by Licensee to Artisan Components for the Licensed Product(s) in question. The existence of more than one claim will not enlarge or extend this limit.

  14.  RELEASE OF PERFORMANCE INFORMATION

  Licensee shall not distribute externally or to third parties, any reports or statements that directly compare the timing, speed, area, functionality or other performance results of circuit designs created or designed through the Use of any other products of Licensee or any third party that are similar to the Licensed Products without the prior written approval of Artisan Components.

  15.  PUBLICITY; DISCLOSURE OF TERMS

  Neither party shall announce or publicly disclose the terms or conditions of this Agreement without prior written approval from the other party; provided, however, that either party shall have the right to publicly disclose the following: (a) that Licensee is a customer of Artisan Components, (b) that Artisan Components has provided the Licensed Products to the Licensee and that the Licensed Products were used in the development of the LIC/Wafer, (c) a product description of the Licensed Products as contained in Artisan Components' standard product literature.

  16.  GOVERNING LAW

  This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflict of laws provisions thereof.

  17.  ASSIGNMENT

  Neither this Agreement nor any rights or obligations hereunder, in whole or in part, shall be assignable or otherwise transferable by Licensee except upon prior written approval of Artisan Components in the event of acquisition, substantial sale of assets or reorganization. Such approval shall not be unreasonably withheld. Any unauthorized attempt by Licensee to assign or transfer this Agreement or any rights or obligations hereunder shall be null and void. This Agreement shall be freely assignable by Artisan Components without Licensee's consent. Subject to the foregoing provisions of this Section 17, this Agreement will be binding upon and inure to the benefits of the parties hereto, their successors and assigns.

  18.  NOTICE

  Any notices required to be given pursuant to this Agreement shall be in writing, sent via certified mail, return receipt requested, express international courier, or by facsimile (a confirmed copy of which to be sent promptly by mail to addressee) to the address of Artisan Components or Licensee as set forth below or to such other address as may be specified from time to time by notice in writing, and such notice shall be deemed to have been received on the earlier of (a) the date when actually received or (b) if by facsimile, when the sending party shall have received a facsimile, when the sending party shall have received a facsimile confirmation that the message has been received by the receiving party's facsimile machine.

------------------------------------------------------------------------------
If to Artisan Components:    If to Licensee:

 Artisan Components, Inc.    Taiwan Semiconductor Manufacturing Company Ltd.
 1195 Bordeaux Drive
 Sunnyvale, CA 94089         N. 121, Park Ave. 3, Science-Based Industrial Park
 Attn: Manager, Contracts
 Telephone: (408) 734-5600   Hsin-Chu, Taiwan, R.O.C.
 Facsimile: (408) 734-1801
                             ---------------------------------------------
                             Attn:
                                  ----------------------------------------
                             Telephone:
                                       -----------------------------------
                             Facsimile:
                                       -----------------------------------

-------------------------------------------------------------------------------

  19.   SEVERABILITY AND WAIVER

  19.1 The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions of this Agreement and shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

  19.2 The waiver by either party of any default or breach of this Agreement shall not constitute a waiver of any other subsequent default or breach.

  19.3 Failure or delay by either party in exercising any right or power hereunder shall not operate as a waiver of such right or power.

  20.   INHERENTLY DANGEROUS APPLICATIONS

  The Licensed Products are not specifically developed or licensed for use in the planning, construction, maintenance, operation or other use of any nuclear facility, or for the flight, navigation or communication of aircraft or ground support equipment, or for military use, medical use or in any other inherently dangerous activity. Licensee agrees that Artisan Components shall not be liable for any claims, losses, costs or liabilities arising from such use if Licensee or its distributors or customers use the Licensed Products for such applications. Licensee shall notify each distributor and customer of Licensee of such limitation of use of the Licensed Products and LIC/Wafers. Licensee agrees to indemnify and hold Artisan Components harmless from any claims, losses, costs, and liabilities arising out of or in connection with the use of the Licensed Programs or LIC/Wafers in any such applications.

  21.  ATTORNEYS FEES

  The prevailing party in any action to enforce the terms of this Agreement shall be entitled to reasonable attorney's fees and other costs and expenses incurred by it in connection with such action.


  22.  MISCELLANEOUS TERMS

  22.1 The relationship of the parties hereto is that of independent contractors, and neither party is an employee, agent, partner or joint venturer of the other.

  22.2 Except for payments due hereunder by Licensee, neither party shall have liability for its failure to perform its obligations hereunder when due to circumstances beyond its reasonable control.

  BOTH PARTIES ACKNOWLEDGE THAT THIS AGREEMENT INCLUDING THE EXHIBITS AND APPENDICES ATTACHED HERETO IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE MUTUAL UNDERSTANDING OF THE PARTIES AND SUPERSEDES AND CANCELS ALL CONFLICTING TERMS AND CONDITIONS AND ALL PREVIOUS AND CONTEMPORANEOUS WRITTEN AND ORAL AGREEMENTS AND COMMUNICATIONS RELATING TO THE SUBJECT MATTER HEREOF, INCLUDING ANY TERMS AND CONDITIONS THAT MAY BE INDICATED IN ANY LICENSEE PURCHASE ORDER. THIS AGREEMENT MAY NOT BE MODIFIED, SUPPLEMENTED, QUALIFIED, OR INTERPRETED BY ANY TRADE USAGE OR PRIOR COURSE OF DEALING NOT MADE A PART OF THIS AGREEMENT BY ITS EXPRESS TERMS. THIS AGREEMENT MAY NOT BE MODIFIED OR AMENDED EXCEPT IN WRITING AND EXECUTED BY DULY AUTHORIZED REPRESENTATIVES OF BOTH PARTIES.

BOTH PARTIES ACKNOWLEDGE THAT THEY HAVE READ THIS AGREEMENT, UNDERSTAND IT AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS AS EVIDENCED BY THEIR SIGNATURES BELOW.



ARTISAN COMPONENTS, INC.                 TAIWAN SEMICONDUCTOR
                                         MANUFACTURING COMPANY LTD.



By: /s/ Robert D. Selvi                  By:  [/s/ unreadable]
   ------------------------                 -----------------------
  Signature of an Officer of                Signature of an Authorized
  the Corporation                           Representative



By:     Robert D. Selvi                  By:  [***Redacted]
   ------------------------                 ---------------------
  Printed Name of the Signing Officer       Printed Name of the Signing
                                            Authorized Representative


Title: Vice President & CFO              Title: [***Redacted]
      ---------------------


Date:  11/25/97                          Date:  12/10/97
     ----------------------                   --------------------


-------------
     *** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                   EXHIBIT A

                           ENGINEERING CHANGE ORDER
                              (ECO) REQUEST FORM


        ---------------------------------------------------------
          Customer:                     Date:
        ---------------------------------------------------------
          Requestor:                    Phone:
        ---------------------------------------------------------
          E-mail Address:               Fax:
        ---------------------------------------------------------
          Project:
        ---------------------------------------------------------

This Engineering Change Order Form (ECO) is to be used as an official notification to Artisan Components of any changes in design or specification made to a project. Once this form has been received, Artisan Components will evaluate the schedule and cost impacts of these changes and inform you of the results.

Description of Requested Change:
                                -------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

Requestor's Signature:                        Date:
                      -----------------------      ------------------------

Engineering Manager's Approval:               Date:
                               --------------      ------------------------

                                   EXHIBIT B

                            ENGINEERING CHANGE ORDER
                              (ECO) RESPONSE FORM


        ---------------------------------------------------------
          Customer:                     Date:
        ---------------------------------------------------------
          Requestor:                    Phone:
        ---------------------------------------------------------
          E-mail Address:               Fax:
        ---------------------------------------------------------
          Project:
        ---------------------------------------------------------

Artisan Components has evaluated your attached ECO request, its impact on your schedule and any additional charges associated with the request. This evaluation is described below:

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

In summary, this change will:


[ ] Add ______ working days to the schedule    [ ] Will not impact the schedule

[ ] Require an increase/decrease in the cost   [ ] Will not require any
                                                   additional charges
    of your project of $____________

Please sign this form to acknowledge that you understand the impact of your requested changes. Signing the Refusal indicates that you DO NOT authorize Artisan Components to proceed with the requested change(s). Signing the Acceptance authorizes Artisan Components to proceed with these changes. If additional costs are indicated, then the buyer"s signature is required. This form must be signed and returned to Artisan Components by ___________________.

Requestor's REFUSAL:                             Date:
                    ---------------------------       ------------------------

Requestor's ACCEPTANCE:                          Date:
                       ------------------------       ------------------------

Buyer's Approval:                                Date:
                 ------------------------------       ------------------------

                               LICENSE AGREEMENT

                                   APPENDIX A


     LICENSED PRODUCTS, DELIVERABLES, DELIVERY SCHEDULE AND LICENSEE SITES


LICENSED PRODUCTS*:
-------------------

[***Redacted]



------------
     *** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                   APPENDIX A
                                  (CONTINUED)

DELIVERABLES:
-------------

[***Redacted]


------------
     *** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

DELIVERABLES:
-------------
(continued)

[***Redacted]

-------------
     *** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                               LICENSE AGREEMENT

                                   APPENDIX A
                                  (CONTINUED)

Delivery Schedule
-----------------

Data Required From Licensee
---------------------------

The following data is required from Licensee in order for Artisan Components to prepare the Licensed Products for delivery to Licensee:

Data                                Format                         Date Required
----                                ------                         -------------


                                 [***Redacted]



Target Delivery Dates for Licensed Products
-------------------------------------------

Below are the target delivery dates for the Licensed Products, based on the above Data being provided to Artisan Components in a timely manner and provided that the Agreement is signed, and the applicable purchase order and [***Redacted] is received by Artisan Components on or before [***Redacted]:

Item                                         Targeted Delivery Date(s)
----                                         -------------------------

                                 [***Redacted]


-------------
     *** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                  APPENDIX A
                                  (CONTINUED)

LICENSEE SITES
--------------

[***Redacted]


-------------
     *** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                               LICENSE AGREEMENT

                                   APPENDIX B

                                  LICENSE FEES


I.  LICENSE FEE
    -----------

  The Licensee agrees to pay a total of [***Redacted] for the [***Redacted] for the [***Redacted], based on the below schedule of payment, as License Fees to Artisan Components.

  Payment Amount         Due Date
  --------------         --------


                                 [***Redacted}



The License Fee(s) and payment schedule for additional Licensed Products are subject to the parties mutual written agreement.

-------------
     *** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                               LICENSE AGREEMENT

                                   APPENDIX C

                                   ROYALTIES


ROYALTIES
---------

Licensee shall pay to Artisan Components the following running royalties with respect to all Revenue received from [***Redacted] for Licensee:


 Licensed Product(s) Used To                            Royalty Rate Applied To
 Make [***Redacted]                                        [***Redacted]
 ------------------                                        -------------

                                 [***Redacted]



Step Down Formula: Licensee will pay royalties equal to [***Redacted], at which point the [***Redacted] will [***Redacted] and Licensee will pay royalties equal [***Redacted], at which point the [***Redacted] will [***Redacted]. Licensee will then [***Redacted], at which point the [***Redacted] will [***Redacted]. For each [***Redacted] attributable for [***Redacted], the [***Redacted], which [***Redacted] will remain until [***Redacted] royalties for [***Redacted].

-------------
     *** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                               LICENSE AGREEMENT

                                   APPENDIX C

                                   ROYALTIES


ROYALTIES
---------
(Continued)



                      CHART REPRESENTING STEP DOWN FORMULA



                                 [***Redacted]

-------------
     **** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

[***Redacted]


[***Redacted]


Except as the parties may otherwise agree, [***Redacted].

-------------
     *** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                                    CONFIDENTIAL


                                   ADDENDUM
                              TO LICENSE AGREEMENT
                              DATED MARCH 27, 1998

This Addendum to License Agreement, dated March 27, 1998 (this "Addendum"), serves to amend that certain License Agreement, Number PL2028, dated November 30, 1997 (the "License Agreement"), by and between Artisan Components, Inc., a Delaware corporation, with its principal place of business at 1195 Bordeaux Drive, Sunnyvale, California 94089-1210 (hereinafter referred to as "Artisan Components"), and Taiwan Semiconductor Manufacturing Company Ltd., duly incorporated under the laws of the Republic of China and having its registered office at N. 121, Park Ave. 3, Science-Based Industrial Park, Hsin-Chu, Taiwan, R.O.C. (hereinafter referred to as "Licensee").

                                    RECITALS

The parties desire to amend the License Agreement to provide for the following obligations and responsibilities of the parties relating to the addition of some new Licensed Products and the preparation of modified forms of Licensed Products previously licensed to Licensee under the License Agreement.

The parties agree the below terms and conditions are added to and made a part of the License Agreement:

                                    ADDENDUM

1.   ADDITIONAL LICENSED PRODUCTS.

(a)  [***Redacted] Licensed Products.  The parties agree to add to the License
                   -----------------
     Agreement the Licensed Products described in Appendix A-1 to this Addendum (the "[***Redacted] Licensed Products"). Appendix A-1 is added to and made a part of Appendix A of the License Agreement, and the [***Redacted] Licensed Products are Licensed Products for purposes of the License Agreement.

(b)  Payment for [***Redacted] Licensed Products. Licensee agrees to pay the
     -------------------------------------------
     License Fees and Royalties for the [***Redacted] Licensed Products as set forth in Appendices B-1 and C-2 to this Addendum. Appendix B-1 is added to and made a part of Appendix B of the License Agreement and Appendix C-1 is added to and made a part of Appendix C of the License Agreement.

2.   MODIFICATIONS TO INITIAL LICENSED PRODUCTS TO CREATE [***Redacted] VERSIONS

(a)  Modifications. Artisan Components will make the following modifications to
     -------------
     the Initial Licensed Products to create [***Redacted] versions of the Initial Licensed Products ("[***Redacted] Versions"). The [***Redacted] Versions will be considered Initial Licensed Products for purposes of the License Agreement.

          [***Redacted] Version for [***Redacted]
          ---------------------------------------

          [***Redacted]
          [***Redacted]

--------
*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                                    CONFIDENTIAL

          [***Redacted]

          [***Redacted] Version for [***Redacted]
          ---------------------------------------

          [***Redacted]

          [***Redacted] Version for [***Redacted]
          ---------------------------------------

          [***Redacted]


(b)  Payment.  In addition to the License Fees set forth in Appendix A and the
     -------
     Royalties set forth in Appendix B (which Royalties will continue to apply to the Initial Licensed Products, including the [***Redacted] Versions to be developed hereunder), Licensee will pay Artisan Components [***Redacted] for the [***Redacted] Versions in accordance with the following payment schedule:

     Payment Amount                Due Date
     --------------                --------
     [***Redacted]                 [***Redacted]

     [***Redacted]                 [***Redacted]

     [***Redacted]                 [***Redacted]

     [***Redacted]                 [***Redacted]

---------
*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                                    CONFIDENTIAL

[***Redacted]

Delivery Dates.
--------------

Licensee will be required to provide Artisan Components the necessary data for the [***Redacted] Versions consistent with the type of data Licensee provided for the Initial Licensed Products prior to this Addendum [***Redacted]. The "[***Redacted] Begin Date" means the date upon which Licensee has provided all such necessary information and the appropriate purchase order for the [***Redacted] Versions. Below are the target delivery dates for the [***Redacted] Versions, based on the above data being provided to Artisan Components in a timely manner and provided that the Agreement is signed, and the applicable purchase order is received by Artisan Components on or before [***Redacted].

Deliverable Item                               Targeted Delivery Date(s)
----------------                               -------------------------

[***Redacted]                                   [***Redacted]


3.   GENERAL.

Except as set forth herein, all terms and conditions of the License Agreement shall remain in full force and effect. Unless otherwise defined in this Addendum, capitalized terms used in this Addendum shall have the same meaning as set forth in the License Agreement.

Accepted and Agreed To:

ARTISAN COMPONENTS, INC.                 TAIWAN SEMICONDUCTOR
                                         MANUFACTURING COMPANY LTD.
                                         (Licensee)


By: /s/ Larry J. Fagg                     By:
   -------------------------                 ---------------------------

Name:  Larry J. Fagg                      Name:  /s/ unreadable
     -----------------------                   -------------------------

Title: VP of Worldwide Sales              Title:
      ----------------------                    ------------------------

Date:  3-23-98                            Date:
     -----------------------                   -------------------------

----------
*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                                    CONFIDENTIAL

                               LICENSE AGREEMENT

                                  APPENDIX A-1

          [***Redacted] LICENSED PRODUCTS, DELIVERABLES AND DELIVERY SCHEDULE


I.   [***Redacted] LICENSED PRODUCTS (LICENSED PRODUCTS):
     --------------------------------------------------

[***Redacted]

[***Redacted]

[***Redacted]

II.  DELIVERABLES:
     -------------

[***Redacted]
-------
*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                                    CONFIDENTIAL

     [***Redacted]


III. DELIVERY SCHEDULE:
     ------------------

a)   Data Required From Licensee
     ---------------------------

The following data is required from Licensee in order for Artisan Components to prepare the Licensed Products for delivery to Licensee:

Data                                       Format                   Date Required
----                                       ------                   -------------
[***Redacted]                              [***Redacted]              [***Redacted]

b)   Target Delivery Dates for Licensed Products
     -------------------------------------------

Below are the target delivery dates for the [***Redacted] Licensed Products, based on the above Data being provided to Artisan Components in a timely manner and provided that the Agreement is signed, and the applicable purchase order is received by Artisan Components on or before [***Redacted]. The "Begin Date" means the date upon which Licensee has provided all of the above data to be provided by Licensee as well as the applicable purchase order.

-------
*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                                    CONFIDENTIAL

Deliverable Item                                     Targeted Delivery Date(s)
----------------                                     ------------------------
[***Redacted]                                         [***Redacted]


-------
*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                                    CONFIDENTIAL

                               LICENSE AGREEMENT

                                  APPENDIX B-1

                                  LICENSE FEES

I.   LICENSE FEE (FOR [***Redacted] LICENSED PRODUCTS)
     ------------------------------------------------

     The Licensee agrees to pay a total of [***Redacted] for the [***Redacted] Licensed Products, based on the below schedule of payment, as License Fees to Artisan Components.

Payment Amount            Due Date
--------------            --------
[***Redacted]             [***Redacted]


-------
*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                                    CONFIDENTIAL

                               LICENSE AGREEMENT

                                  APPENDIX C-1

                                   ROYALTIES


ROYALTIES (FOR [***Redacted] LICENSED PRODUCTS)
----------------------------------------------

Licensee shall pay to Artisan Components the following running royalties with respect to all Revenue received from [***Redacted] [***Redacted] Licensee (the [***Redacted] designed/manufactured with the [***Redacted] Licensed Products ("[***Redacted]") as compared to the [***Redacted] designed/manufactured with the Initial Licensed Products):

 [***Redacted] Licensed Product(s)                  Royalty Rate Applied
 Used To Make [***Redacted]                           To [***Redacted]
 --------------------------                           ----------------
  [***Redacted]                                     [***Redacted]


Step Down Formula: Licensee will pay royalties equal to [***Redacted] will [***Redacted] Licensee will then pay [***Redacted] at which point the [***Redacted] will [***Redacted]. For each [***Redacted] attributable for [***Redacted], the [***Redacted], which [***Redacted] rate will remain [***Redacted] royalties for [***Redacted].

                      CHART REPRESENTING STEP DOWN FORMULA

            [***Redacted]      [***Redacted]

-------
*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                                    CONFIDENTIAL

            [***Redacted]      [***Redacted]


[***Redacted]

-----------
*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.